UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 7, 2015

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

TWENTY-FIRST CENTURY FOX, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On January 7, 2015, 21st Century Fox America, Inc., a wholly-owned subsidiary of Twenty-First Century Fox, Inc. (the “Company”), announced that it has extended until January 21, 2015 at 5:00 p.m., New York City time, the expiration date of its offer to exchange (i) up to $600,000,000 of its 3.700% Senior Notes due 2024 for an equal amount of its privately placed 3.700% Senior Notes due 2024 issued on September 15, 2014 and (ii) up to $600,000,000 of its 4.750% Senior Notes due 2044 for an equal amount of its privately placed 4.750% Senior Notes due 2044 issued on September 15, 2014. The exchange offer had been scheduled to expire at 5:00 p.m., New York City time on January 6, 2015.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Press release, dated January 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC. (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

Dated: January 7, 2015

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated January 7, 2015.